COLUMBIA FUNDS SERIES TRUST

Columbia Marsico Growth Fund

(the “Fund”)

Supplement dated October 14, 2011 to

the Fund’s prospectuses dated July 1, 2011

—

Effective immediately, the section of each prospectus entitled “Management of the Fund – Primary Service Providers – Subadviser(s)” is deleted in its entirety and replaced with the following disclosure:

The Adviser has engaged an investment subadviser or subadvisers to make the day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating the Fund’s needs and available subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that the Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser. Applicable law requires the Fund obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests.

A discussion regarding the basis for the Board’s approval of the investment subadvisory agreement with the Fund’s subadviser(s) is available in the Fund’s annual report to shareholders for the fiscal year ended February 28, 2010.

Shareholders should retain this Supplement for future reference.

C-1246-1 A (10/11)